Segmented Information	12 Months Ended
Feb. 29, 2012
Segmented Information [Text Block]
16.	Segmented Information

The Company operates in one industry segment being the production and distribution of beverages. The Company’s principal operations are comprised of an integrated bottling and distribution system for beverages and waters. Substantially, all of the Company’s operations, assets and employees are located in Canada and net revenue from export sales during all the years reported are less than 10%.

During the year ended February 29, 2012, the Company’s ten largest customers comprised approximately 87% (2011 - 86%; 2010 - 84%) and no one customer comprised more than 78% (2011 - 73%; 2010 - 67%). As at February 29, 2012 and February 28, 2011, one customer comprised more than 10% of trade receivables.